                                                                   Exhibit 4.200

                                                              STB Draft 10/19/03


                         FORM OF SUBORDINATED INDENTURE

================================================================================



                           PEABODY ENERGY CORPORATION
                                     ISSUER


                                       and


                          US BANK NATIONAL ASSOCIATION
                                     TRUSTEE


                               ------------------

                             SUBORDINATED INDENTURE

                                  -------------


                           DATED AS OF ________, 2003



================================================================================

                           PEABODY ENERGY CORPORATION
         Reconciliation and tie between Trust Indenture Act of 1939 and
                      Indenture, dated as of ________, 2003

TRUST INDENTURE ACT SECTION                                 INDENTURE SECTION
---------------------------                                 -----------------

Section 310   (a)(1)......................................        6.09
              (a)(2)......................................        6.09
              (a)(3)......................................        Not Applicable
              (a)(4)......................................        Not Applicable
              (b).........................................        6.08
                                                                  6.10
Section 311   (a).........................................        6.13(a)
              (b).........................................        6.13(b)
Section 312   (a).........................................        7.01
                                                                  7.02(a)
              (b).........................................        7.02(b)
              (c).........................................        7.02(c)
Section 313   (a).........................................        7.03(a)
              (b).........................................        7.03(b)
              (c).........................................        7.03(a)
                                                                  7.03(b)
              (d).........................................        7.03(c)
Section 314   (a).........................................        7.04
              (c)(1)......................................        1.02
              (c)(2)......................................        1.02
              (c)(3)......................................        Not Applicable
              (d).........................................        Not Applicable
              (e).........................................        1.02
Section 315   (a).........................................        6.01(a)
              (b).........................................        6.02
              (c).........................................        6.01(b)
              (d).........................................        6.01(c)
              (d)(1)......................................        6.01(c)
              (d)(2)......................................        6.01(c)(2)
              (d)(3)......................................        6.01(c)(3)
              (e).........................................        5.09
Section 316   (a).........................................        5.08
              (a)(1)(A)...................................        5.08
              (a)(1)(B)...................................        5.02
                                                                  5.08
              (a)(2)......................................        Not Applicable
              (b).........................................        5.05
Section 317   (a)(1)......................................        5.03
              (a)(2)......................................        5.03
              (b).........................................        10.03
Section 318   (a).........................................        1.07

-----------------------

              Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

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ARTICLE ONE    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...........................................    1

         SECTION 1.01. Definitions...............................................................................    1
         SECTION 1.02. Acts of Holders...........................................................................    7

ARTICLE TWO    SECURITY FORMS....................................................................................    8

         SECTION 2.01. Forms Generally...........................................................................    8
         SECTION 2.02. Form of Trustee's Certificate of Authentication...........................................    8
         SECTION 2.03. Securities in Global Form.................................................................    8

ARTICLE THREE    THE SECURITIES..................................................................................    9

         SECTION 3.01. Amount Unlimited; Issuable in Series......................................................    9
         SECTION 3.02. Denominations.............................................................................   10
         SECTION 3.03. Authentication and Dating.................................................................   11
         SECTION 3.04. Execution of Securities...................................................................   12
         SECTION 3.05. Exchange and Registration of Transfer of Securities.......................................   12
         SECTION 3.06. Mutilated, Destroyed, Lost or Stolen Securities...........................................   13
         SECTION 3.07. Temporary Securities......................................................................   13
         SECTION 3.08. Payment of Interest; Interest Rights Preserved............................................   15
         SECTION 3.09. Persons Deemed Owners.....................................................................   16
         SECTION 3.10. Cancellation..............................................................................   17
         SECTION 3.11. Computation of Interest...................................................................   17
         SECTION 3.12. CUSIP Numbers.............................................................................   17

ARTICLE FOUR    SATISFACTION AND DISCHARGE.......................................................................   17

         SECTION 4.01. Satisfaction and Discharge of Indenture...................................................   17
         SECTION 4.02. Application of Trust Money................................................................   18

ARTICLE FIVE    REMEDIES ........................................................................................   18

         SECTION 5.01. Events of Default.........................................................................   18
         SECTION 5.02. Acceleration of Maturity; Rescission and Annulment........................................   20
         SECTION 5.03. Payment of Securities on Default; Suit Therefor...........................................   21
         SECTION 5.04. Application of Moneys Collected by Trustee................................................   22
         SECTION 5.05. Proceedings by Holders....................................................................   23
         SECTION 5.06. Proceedings by Trustee....................................................................   24
         SECTION 5.07. Remedies Cumulative and Continuing........................................................   24
         SECTION 5.08. Direction of Proceedings and Waiver of Defaults by Majority of Holders....................   24


                                       i
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         SECTION 5.09. Undertaking to Pay Costs..................................................................   24

ARTICLE SIX    THE TRUSTEE ......................................................................................   25

         SECTION 6.01. Certain Duties and Responsibilities.......................................................   25
         SECTION 6.02. Notice of Defaults........................................................................   26
         SECTION 6.03. Certain Rights of Trustee.................................................................   26
         SECTION 6.04. Not Responsible for Recitals or Issuance of Securities....................................   28
         SECTION 6.05. May Hold Securities.......................................................................   28
         SECTION 6.06. Money Held in Trust.......................................................................   28
         SECTION 6.07. Compensation and Reimbursement............................................................   28
         SECTION 6.08. Disqualification; Conflicting Interests...................................................   29
         SECTION 6.09. Corporate Trustee Required; Eligibility...................................................   29
         SECTION 6.10. Resignation and Removal; Appointment of Successor.........................................   30
         SECTION 6.11. Acceptance of Appointment by Successor....................................................   31
         SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business...............................   32
         SECTION 6.13. Preferential Collection of Claims Against Company.........................................   32
         SECTION 6.14. Appointment of Authenticating Agent.......................................................   36

ARTICLE SEVEN    HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY...............................................   37

         SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders.................................   37
         SECTION 7.02. Preservation of Information; Communications to Holders....................................   38
         SECTION 7.03. Reports by Trustee........................................................................   39
         SECTION 7.04. Reports by Company........................................................................   40

ARTICLE EIGHT    CONSOLIDATION, MERGER, SALE, CONVEYANCE OR LEASE................................................   41

         SECTION 8.01. Consolidations and Mergers of Company and Conveyances Permitted Subject to Certain
                         Conditions .............................................................................   41
         SECTION 8.02. Rights and Duties of Successor Corporation................................................   41
         SECTION 8.03. Officers' Certificate and Opinion of Counsel..............................................   42

ARTICLE NINE    SUPPLEMENTAL INDENTURES..........................................................................   42

         SECTION 9.01. Supplemental Indentures without Consent of Holders........................................   42
         SECTION 9.02. Supplemental Indentures with Consent of Holders...........................................   44
         SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures....................   45
         SECTION 9.04. Notation on Securities....................................................................   45
         SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee..................   45

ARTICLE TEN    COVENANTS ........................................................................................   45

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         SECTION 10.01. Payment of Principal and Interest........................................................   45
         SECTION 10.02. Maintenance of Office or Agency..........................................................   46
         SECTION 10.03. Money for Security Payments to be Held in Trust..........................................   46
         SECTION 10.04. Payment of Taxes and Other Claims........................................................   47
         SECTION 10.05. Maintenance of Properties................................................................   47
         SECTION 10.06. Statement as to Default..................................................................   48
         SECTION 10.07. Corporate Existence......................................................................   48
         SECTION 10.08. Waiver of Certain Covenants..............................................................   48
         SECTION 10.09. Calculation of Original Issue Discount...................................................   48
         SECTION 10.10. Reports..................................................................................   48

ARTICLE ELEVEN    REDEMPTION OF SECURITIES.......................................................................   49

         SECTION 11.01. Applicability of Article.................................................................   49
         SECTION 11.02. Notice of Redemption; Selection of Securities............................................   49
         SECTION 11.03. Payment of Securities Called for Redemption..............................................   50

ARTICLE TWELVE    SINKING FUNDS..................................................................................   50

         SECTION 12.01. Applicability of Article.................................................................   50
         SECTION 12.02. Satisfaction of Mandatory Sinking Fund Payments with Securities..........................   50
         SECTION 12.03. Redemption of Securities for Sinking Fund................................................   51

ARTICLE THIRTEEN  DEFEASANCE.....................................................................................   55

         SECTION 13.01. Applicability of Article.................................................................   55
         SECTION 13.02. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.........................   55
         SECTION 13.03. Deposited Moneys and U.S. Government Obligations to Be Held in Trust.....................   57
         SECTION 13.04. Repayment to Company.....................................................................   57

ARTICLE FOURTEEN  SUBORDINATION..................................................................................   58
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                                      iii
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         SECTION 14.01. Agreement to Subordinate.................................................................   58
         SECTION 14.02. Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Securities...   58
         SECTION 14.03. No Payment on Securities in Event of Default on Senior Indebtedness......................   59
         SECTION 14.04. Payments on Securities Permitted.........................................................   59
         SECTION 14.05. Trustee to Effectuate Subordination......................................................   60
         SECTION 14.06. Notices to Trustee.......................................................................   60
         SECTION 14.07. Trustee as Holder of Senior Indebtedness.................................................   60
         SECTION 14.08. Modification of Terms of Senior Indebtedness.............................................   61
         SECTION 14.09. Reliance on Judicial Order or Certificate of Liquidation Agent...........................   61

ARTICLE FIFTEEN     SUBORDINATED GUARANTEE.......................................................................   61

         SECTION 15.01. Applicability of Article.................................................................   61
         SECTION 15.02. Guarantee................................................................................   61
         SECTION 15.03. Guarantee Subordinated to Senior Debt of the Guarantor...................................   63
         SECTION 15.04. Guarantors Not to Make Payments With Respect to Securities in Certain Circumstances......   64
         SECTION 15.05. Guarantee Subordinated to Prior Payment of All Senior Debt of a Guarantor on Dissolution,
                          Winding Up, Liquidation or Reorganization of the Guarantor.............................   66
         SECTION 15.06. Holders to be Subrogated to Rights of Holders of Senior Debt of each Guarantor...........   68
         SECTION 15.07. Obligations of the Guarantor Unconditional...............................................   68
         SECTION 15.08. Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice..................   69
         SECTION 15.09. Application by Trustee of Monies Deposited with It.......................................   69
         SECTION 15.10. Subordination Rights Not Impaired by Acts or Omissions of a Guarantor or Holders of
                          Senior Debt of such Guarantor..........................................................   69
         SECTION 15.11. Holders Authorize Trustee to Effectuate Subordination of Securities......................   70
         SECTION 15.12. Right of Trustee to Hold Senior Debt of a Guarantor......................................   70
         SECTION 15.13. Trustee Not Fiduciary for Holders of Senior Debt of a Guarantor..........................   70
         SECTION 15.14. Article Fifteen Not To Prevent Events of Default.........................................   70
         SECTION 15.15. Execution and Delivery of Guarantee......................................................   71

ARTICLE SIXTEEN     MISCELLANEOUS................................................................................   71

         SECTION 16.01. Form of Documents Delivered to Trustee...................................................   71
         SECTION 16.02. Notices..................................................................................   71
         SECTION 16.03. Notice to Holders; Waiver................................................................   73
         SECTION 16.04. Trust Indenture Act Controls.............................................................   73
         SECTION 16.05. Certificate and Opinion as to Conditions Precedent.......................................   73
         SECTION 16.06. Statements Required in Certificate or Opinion............................................   74
         SECTION 16.07. Table of Contents, Headings, etc.........................................................   74


                                       iv
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         SECTION 17.08. Successors and Assigns...................................................................   74
         SECTION 17.09. Separability Clause......................................................................   74
         SECTION 17.10. Benefits of Indenture....................................................................   74
         SECTION 17.11. Rules by Trustee and Agents..............................................................   75
         SECTION 17.12. No Personal Liability of Directors, Officers, Employees and Stockholders.................   75
         SECTION 17.13. Governing Law............................................................................   75
         SECTION 17.14. Legal Holidays...........................................................................   75
         SECTION 17.15. Indenture and Securities Solely Corporate Obligations....................................   75
         SECTION 17.16. No Security Interest Created.............................................................   75
         SECTION 17.17. Counterpart Originals....................................................................   76
         SECTION 17.18. No Adverse Interpretation of Other Agreements............................................   76

      FORM OF SUBORDINATED INDENTURE, dated as of ________, 2003 between Peabody Energy Corporation, a Delaware corporation (hereinafter called the "Company"), and US Bank National Association, as Trustee (the "Trustee").

                             RECITALS OF THE COMPANY

      WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities"), as in this Indenture provided, up to such principal amount or amounts as may from time to time be authorized in or pursuant to one or more Board Resolutions; and

      WHEREAS, all things necessary to make this Indenture a valid and legally binding agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.01.  Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; and

            (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      Certain terms, used principally in Article Six, are defined in that Article.

      "Act" when used with respect to any Holder has the meaning specified in
Section 1.02.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control.

      "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 6.14.

      "Board of Directors" means the board of directors of the Company or any duly authorized committee of that board or any director or directors and/or officer or officers of the Company to whom that board or committee shall have duly delegated its authority.

      "Board Resolution" means (1) a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, or (2) a certificate signed by the director or directors and/or officer or officers to whom the Board of Directors or any duly authorized committee of that board shall have duly delegated its authority, in each case delivered to the Trustee for the Securities of any series.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to be closed.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

      "Company" means Peabody Energy Corporation, and any and all successors thereto.

      "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board, the President or a Vice President (any reference to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or a word or words added before or after the title "Vice President"), and by the Chief Financial Officer, Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

      "Corporate Trust Office" of the Trustee means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office as of the date hereof is located at Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103, Attention: Corporate Trust Services.

      "Covenant Defeasance Option" has the meaning specified in Section 13.02.

      "Default" means any event that is, or after notice or lapse of time or both would be, an Event of Default.

      "Defaulted Interest" has the meaning specified in Section 3.08.

      "Discharged" has the meaning specified in Section 13.02.

      "Eligible Guarantors" means the Company's domestic Subsidiaries.

      "Event of Default" has the meaning specified in Article Five.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Global Security" means a Security evidencing all or part of a series of Securities, including, without limitation, any temporary or permanent Global Securities.

      "Guarantee" has the meaning specified in Section 15.02.

      "Guarantor" has the meaning specified in Section 3.01.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the form and terms of particular series of Securities established as contemplated hereunder; provided, however, that if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such person is Trustee established as contemplated by Section 3.01, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

      "interest" when used with respect to non-interest bearing Securities means interest payable after Maturity.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on the Security (in the case of an interest-bearing Security).

      "Legal Defeasance Option" has the meaning specified in Section 13.02.

      "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Officer" of the Company means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Controller, any Vice President or the Secretary of the Company.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel who is reasonably acceptable to the Trustee, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02.

      "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and aggregated in trust by the Company (if the Company shall act as its own Paying Agent), for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee established to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

      In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of the acceleration of the maturity thereof pursuant to Section 5.02.

      "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest on any Securities on behalf of the Company.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof, and shall include any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

      "Redemption Date" when used with respect to any Security to be redeemed means the date fixed for such redemption by or pursuant to the Board Resolution or supplemental indenture establishing the series of Securities of which the Security to be redeemed is a member.

      "Redemption Price" when used with respect to any Security to be redeemed means the price at which it is to be redeemed pursuant to the Board Resolution or supplemental indenture establishing the series of Securities of which the Security to be redeemed is a member.

      "Regular Record Date" for the interest payable on any Interest Payment Date (in the case of an interest-bearing Security) means such date or dates as may be fixed for such purpose in the Board Resolution or supplemental indenture establishing the series of Securities of which the Security is a member.

      "Responsible Officer" when used with respect to the Trustee means any officer in the Corporate Trust Office of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this instrument, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this instrument and shall more particularly mean Securities authenticated and delivered under this instrument, exclusive, however of Securities of any series as to which such Person is not Trustee.

      "Security Register" and "Security Registrar", have the meanings specified in Section 3.05.

      "Senior Indebtedness" means the principal of (and premium, if any) and unpaid interest on (i) indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed, for money borrowed (other than the indebtedness evidenced by the Securities of any series), unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such indebtedness is not senior or prior in right of payment to the Securities, and (ii) renewals, extensions, modifications and refundings of any such indebtedness

      "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.08.

      "Stated Maturity" when used with respect to any Security or any installment of interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

      "Subordinated Indebtedness" means any indebtedness that ranks pari passu in right of payment to the Securities.

      "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the outstanding voting stock is owned, directly or indirectly, by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof). For the purposes of this definition only, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee; provided, however, that if at any time there is more than one such person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force and effect at the date as of which this instrument was executed, except as provided in Section 9.03.

      "United States" means the United States excluding its territories and possessions.

      "U.S. Depositary" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall in either case be designated by the Corporation pursuant to Section 3.01, until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" as used with respect to the Securities of any series shall mean the U.S. Depositary with respect to the Securities of that series.

      "U.S. Government Obligations" has the meaning specified in Section 13.02.

      "Voting Stock" of a corporation means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

      "Yield to Maturity" means the yield to maturity, calculated at the time of issuance of a series of Securities or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

      SECTION 1.02. Acts of Holders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership or an official of a public or governmental body, on behalf of such corporation, association, partnership, or public or governmental body or by a fiduciary, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

      (c) The ownership of Securities shall be proved by the Security Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Securities.

                                  ARTICLE TWO

                                 SECURITY FORMS

      SECTION 2.01. Forms Generally. The Securities of each series shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

      The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      SECTION 2.02. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                               US Bank National Association,
                                                                 as Trustee



                                         By:___________________________________
                                                   Authorized Signatory

                                         Dated:  ______________________________



      SECTION 2.03. Securities in Global Form. If any Security of a series is issuable in global form, such Global Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Security. Any instructions by the Company with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Sections 15.05 or 15.06.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                                 ARTICLE THREE

                                 THE SECURITIES

      SECTION 3.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series and the Securities of each such series shall rank equally and pari passu with the Securities of each other series, but all Securities issued hereunder shall be subordinate and junior in right of payment, to the extent and in the manner set forth in Article Fourteen, to all Senior Indebtedness of the Issuer. There shall be established in or pursuant to a Board Resolution or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

            (1) the title of the Securities of the series, including CUSIP Numbers (which shall distinguish the Securities of the series from all other Securities);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.05, 3.06, 3.07, 9.04 or 11.03);

            (3) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

            (4) the rate or rates at which the Securities of the series shall bear interest, or the method by which such rate or rates shall be determined, if any, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

            (5) the place or places, if any, in addition to or instead of the Corporate Trust Office of the Trustee, where the principal of (and premium, if any) and interest on Securities of the series shall be payable; the extent to which, or the manner in which, any interest payable on any Global Security on an Interest Payment Date will be paid, if other than in the manner provided in Section 3.08; and the manner in which any principal of, or premium, if any, on, any Global Security will be paid, if other than as set forth elsewhere herein;

            (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

            (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

            (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

            (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section
      5.02 or provable in bankruptcy pursuant to Section 5.03;

            (10) any Events of Default with respect to the Securities of a particular series, if not set forth herein or if other than as set forth herein;

            (11) the extent to which the defeasance provisions of this Indenture do not apply to the Securities of the series;

            (12) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the U.S. Depositary for such Global Security or Securities; the manner in which and the circumstances under which Global Securities representing Securities of the series may be exchanged for Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 3.07;

            (13) the ranking of the Securities of such series, if other than on a parity with all other unsecured, unsubordinated indebtedness of the Company;

            (14) provisions, if any, with regard to the conversion or exchange of the Securities of such series, at the option of the Holders thereof or the Company, as the case may be, for or into new Securities of a different series or common stock or other securities of the Company;

            (15) which, if any, of the Eligible Guarantors shall guarantee the Securities on the terms set forth in Article Fifteen (each of the Eligible Guarantors that guarantee the Debt Securities set forth in Article Fifteen, if any, a "Guarantor");

            (16) the ranking of the obligations of each Guarantor under its respective Guarantee, if other than on parity with all other unsecured, unsubordinated indebtedness of such Guarantor;

            (17) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series; and

            (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

      SECTION 3.02. Denominations. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by

Section 3.01. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

      SECTION 3.03. Authentication and Dating. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication. Except as otherwise provided in this Article Three, the Trustee shall thereupon authenticate and deliver said Securities to or upon a Company Order, signed by two Officers of the Company by manual or facsimile signature. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive, and (subject to Section 6.01) shall be fully protected in relying upon:

            (1) a copy of any Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant secretary of the Company;

            (2) an executed supplemental indenture, if any;

            (3) an Officers' Certificate; and

            (4) an Opinion of Counsel, which shall also state:

                  (a) that the form of such Securities has been established by or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 2.01 in conformity with the provisions of this Indenture;

                  (b) that the terms of such Securities have been established by or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 3.01 in conformity with the provisions of this Indenture;

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                  (d) that all laws and requirements in respect of the execution and delivery by the Company of the Securities have been complied with and that authentication and delivery of the Securities by the Trustee will not violate the terms of the Indenture.

      The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

      Each Security shall be dated the date of its authentication.

      Reference is made to Section 15.15 concerning execution and delivery of the Guarantees.

      SECTION 3.04. Execution of Securities. The Securities shall be signed in the name and on behalf of the Company by the manual or facsimile signatures of two Officers of the Company (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

      In case any Officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

      Reference is made to Section 15.15 concerning execution and delivery of the Guarantees.

      SECTION 3.05. Exchange and Registration of Transfer of Securities. Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged shall be surrendered at the office or agency to be maintained by the Company, as provided in Section 10.02. The Trustee is hereby appointed "Security Registrar" for the purpose of the registration of Securities and of transfer of Securities in the Security Register as herein provided. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities issued hereunder (hereinafter collectively referred to as the "Security Register") in which, subject to such reasonable regulations at it may prescribe, the Company shall provide for the registration of Securities and the transfer of Securities as in this Article Three provided. The Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. Upon due presentment for registration of transfer of any Security of any series at such office or agency, the Company shall execute and the Trustee shall register, authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for an equal aggregate principal amount.

      All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Security Registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the registered Holder or his attorney duly authorized in writing.

      No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

      The Company shall not be required to exchange or register the transfer of
(a) any Securities of any series for a period of 15 days preceding the first mailing or publication of notice of redemption of Securities of such series to be redeemed, or (b) any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

      SECTION 3.06. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Security shall, and in the case of a lost, stolen or destroyed Security may in its discretion, execute, and upon its request the Trustee shall authenticate and deliver, a new Security of the same series bearing a number, letter or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen, or if any such Security shall have matured or shall be about to mature, instead of issuing a substituted Security, the Company may pay or authorize the payment of the same without surrender thereof (except in the case of a mutilated Security). In every case the applicant for a substituted Security shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

      The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any Officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding two dollars for each Security so issued in substitution.

      Every substituted Security issued pursuant to the provisions of this
Section 3.06 by virtue of the fact that any Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude (to the extent lawful) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

      SECTION 3.07. Temporary Securities. Pending the preparation of definitive Securities of any series the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefore, at the Corporate Trust Office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving any registration of transfer the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.

      If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 3.03 and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the U.S. Depositary for such Global Security or Securities or the nominee of such depositary, and (iii) shall bear a legend substantially to the following effect: "This Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Security is exchanged in whole or in part for Securities in definitive form" and such other legend as may be required by the U.S. Depositary.

      Notwithstanding any other provision of this Section or Section 3.05, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the U.S. Depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor U.S. Depositary for such series or a nominee of such successor depositary.

      If at any time the U.S. Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depositary for the Securities of such series or if at any time the U.S. Depositary for Securities of a series shall no longer be a clearing agency registered and in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Securities of such series. If a successor U.S. Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

      The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

      If the Securities of any series shall have been issued in the form of one or more Global Securities and if an Event of Default with respect to the Securities of such series shall have occurred and be continuing, the Company will promptly execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

      If specified by the Company pursuant to Section 3.01 with respect to Securities of a series, the U.S. Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge:

            (1) to each Person specified by the U.S. Depositary a new Registered Security or Securities of the same series, of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

            (2) to the U.S. Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

      Upon the exchange of a Global Security in whole for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities so issued in exchange for a Global Security shall be registered in such names and in such authorized denominations as the U.S. Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

      SECTION 3.08. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date or within 30 days thereafter (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      SECTION 3.09. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, the Authenticating Agent and any agent of the Company or the Trustee may treat the Person in whose name the Security is registered as the owner of such Security for the purpose of receiving payment of principal of, and (subject to Section 3.08) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee, the Authenticating Agent nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      SECTION 3.10. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in its customary manner.

      SECTION 3.11. Computation of Interest. Except as otherwise specified as contemplated by Section 3.01 for Securities of any Series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

      SECTION 3.12. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

      SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

            (1) either:

                  (A) all Securities theretofore authenticated and delivered
            (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and
            (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the
            Trustee for cancellation:

                        (i) have become due and payable, or

                        (ii) will become due and payable at their Stated
                  Maturities within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and the obligations of the Trustee to any Authenticating Agent under Section 6.14 shall survive such satisfaction and discharge.

      SECTION 4.02. Application of Trust Money. All money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE

                                    REMEDIES

      SECTION 5.01. Events of Default.

      "Events of Default", wherever used herein with respect to Securities of any series, means any one of the following events and such other events as may be established with respect to the Securities of that series as contemplated by
Section 3.01 hereof (whatever the reasons for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any installment of interest upon any Security of that series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

            (b) default in the payment of any of the principal of and premium, if any, on any Security of that series as and when the same shall become due and payable, either at Maturity, upon redemption, by declaration, repayment or otherwise; or

            (c) default in the payment or satisfaction of any sinking fund installment as and when the same shall become due and payable by the terms of a Security of that series; or

            (d) failure on the part of the Company or a Guarantor duly to observe or perform any other of the covenants or agreements on the part of the Company or a Guarantor in this Indenture (other than those set forth exclusively in the terms of any particular series of Securities established as contemplated in this Indenture) continued for a period of 60 days after the date on which written notice of such failure, requiring the Company or a Guarantor to remedy the same, shall have been given to the Company or a Guarantor by the Trustee, or to the Company or a Guarantor and the Trustee by the Holders of at least 25 percent in aggregate principal amount of the Securities of such series at the time Outstanding, and stating that such notice is a "Notice of Default" hereunder; or

            (e) the commencement by the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary to the filing of such petition or to the appointment of or the taking possession by a custodian of the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or of any substantial part of their properties, or the making by the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in writing of their inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary of the Company or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary expressly in furtherance of any such action; or

            (f) a Guarantee of a Security of that series (other than in accordance with the terms of the Guarantee) shall be held in any judicial proceeding to be unenforceable or invalid.

      SECTION 5.02. Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default described in Section 5.01 (other than in clause (e) with respect to the Company) or established pursuant to Section 3.01 with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25 percent in aggregate principal amount of the Securities of such series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series plus accrued and unpaid interest to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If an Event of Default described in clause (e) in respect of the Company occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, the principal amount of all the Securities of each series then Outstanding hereunder (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) plus any accrued and unpaid interest shall become immediately due and payable. The foregoing provisions are, however, subject to the condition that if, at any time after the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amounts as may be specified in the terms of that series) of the Securities of any series (or of all the Securities, as the case may be) shall have been declared or become due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of and premium, if any, on any and all Securities of such series (or of all the Securities, as the case may be) that shall have become due otherwise than by acceleration (with interest on overdue installments of interest, to the extent that payment of such interest is enforceable under applicable law, and on such principal and premium, if any, at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) borne by the Securities of such series (or at the rates of interest or Yields to Maturity of all the Securities, as the case may be), to the date of such payment or deposit) and the reasonable expenses of the Trustee, and any and all defaults under this Indenture, other than the nonpayment of principal of or premium, if any, or accrued interest on Securities of such series (or of all the Securities, as the case may be) which shall have become due by acceleration, shall have been cured or waived pursuant to Section 5.08, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series (or with respect to all Securities, as the case may be) and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

      In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Company and the Trustee and the Holders shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee and the Holders shall continue as though no such proceeding had been taken.

      SECTION 5.03. Payment of Securities on Default; Suit Therefor.

      The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of and premium, if any, on any of the Securities of any series as and when the same shall become due and payable, whether at maturity of the Securities of that series or upon redemption or by declaration, repayment or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

      In case the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or any other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

      In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities of any series under any applicable bankruptcy, insolvency or similar law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.03 shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (and premium, if any) and interest (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) owing and unpaid in respect of the Securities of any series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities of any series, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses and counsel fees and expenses out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the Holders of the Securities of any series may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

      All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of all the Securities in respect of which such action was taken.

      SECTION 5.04. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee under this Article Five shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

            FIRST: To the payment of costs and expenses of collection and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

            SECOND: In case the principal of the Outstanding Securities in respect of which such moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Securities of that series, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate or Yield to

      Maturity (in the case of Original Issue Discount Securities) borne by the Securities of that series, such payments to be made ratably to the persons entitled thereto;

            THIRD: In case the principal of the Outstanding Securities in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of that series for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) borne by the Securities of that series; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities of that series, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Security of that series over any other Security of that series, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

            FOURTH: Any surplus then remaining shall be paid to the Company, its successors or assigns, or to whomsoever may be entitled to receive the same.

      SECTION 5.05. Proceedings by Holders. No Holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25 percent in aggregate principal amount of the Securities of that series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity reasonably satisfactory to the Trustee as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and during such 60-day period, no direction inconsistent with such written request has been given to the Trustee by the Holders of a majority in aggregate principal amount of the Securities of that series then Outstanding (or such amount as shall have acted at a meeting pursuant to the provisions of this Indenture), it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all such Holders.

      Notwithstanding any other provisions in this Indenture, but subject to Article Fourteen, the right of any Holder of any Security to receive payment of the principal of and premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the written consent of such Holder.

      SECTION 5.06. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      SECTION 5.07. Remedies Cumulative and Continuing. All powers and remedies given by this Article Five to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.05, every power and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

      SECTION 5.08. Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Subject to Section 5.02, the Holders of a majority in aggregate principal amount of the Securities of that series at the time Outstanding may on behalf of the Holders of all of the Securities of that series waive any past default or Event of Default described in Section 5.01, or any other Event of Default for such series specified in the terms thereof as contemplated by Section 3.01, and its consequences except a default in the payment of interest, or premium, if any, on, or the principal of any of the Securities or a default which, under Section 9.02, cannot be modified or amended without the consent of each Holder of each Security affected by such waiver. Upon any such waiver the Company, the Trustee and the Holders of the Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.08, said default or Event of Default shall for all purposes of the Securities of that series and this Indenture be deemed to have been cured and to be not continuing.

      SECTION 5.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of the Securities of any series or group of such Holders, holding in the aggregate more than ten percent in principal amount of the Outstanding Securities of that series or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest on any Security against the Company on or after the due date expressed in such Security.

                                   ARTICLE SIX

                                   THE TRUSTEE

      SECTION 6.01. Certain Duties and Responsibilities.

      (a) Except during the continuance of an Event of Default,

            (1) the Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture or the Trust Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture (but needs not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

      (b) In case an Event of Default actually known to a Responsible Officer of the Trustee with respect to the Securities of a series has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.08 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

            (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

      (d) The Trustee shall not be obligated to pay interest on any money or other assets received by it unless otherwise agreed with the Company. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

      (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      SECTION 6.02. Notice of Defaults.

      Within 90 days after the occurrence of any default with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of that Series, as their names and addresses appear in the Security Register, notice of all defaults with respect to that Series actually known to a Responsible Officer of the Trustee, unless such defaults shall have been cured or waived before the giving of such notice; provided, however, that, except in the case of a default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series or in the making of any sinking fund payment with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

      SECTION 6.03. Certain Rights of Trustee.

      Except as otherwise provided in Section 6.01:

      (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

      (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

      (d) the Trustee may consult with the counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction;

      (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

      (h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee pursuant to Section 16.02, and such notice references the Securities and this Indenture; and

      (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

      (j) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

      SECTION 6.04. Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee and any Authenticating Agent assume no responsibility for their correctness. The Trustee and any Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

      SECTION 6.05. May Hold Securities.

      The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

      SECTION 6.06. Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

      SECTION 6.07. Compensation and Reimbursement.

      The Company agrees:

            (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined by a court of competent jurisdiction to have been caused by its own negligence or willful misconduct; and

            (3) to fully indemnify the Trustee, any predecessor Trustee and their agents for, and to hold them harmless against, any and all loss, liability, claim, damage, taxes (other than taxes based upon the income of the Trustee) or expense (including legal fees and expenses) incurred without negligence or willful misconduct on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim (whether asserted by the

      Company, or any Holder or any other Person) or liability in connection with the exercise or performance of any of their powers or duties hereunder and shall not be subordinate to the payment of Senior Indebtedness pursuant to Article Fourteen.

      As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on Securities.

      When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

      The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

      SECTION 6.08. Disqualification; Conflicting Interests.

      The Trustee for the Securities shall be subject to the provisions of
Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded Securities of any particular series of Securities other than that series.

      SECTION 6.09. Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be:

            (1) a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal or State authority, or

            (2) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as a Trustee pursuant to a rule, regulation, or other order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustee, having a combined capital and surplus of at least $50,000,000 and having its Corporate Trust Office in the Borough of Manhattan, the City of New York, or such other city as contemplated by Section 3.01 with respect to any series of Securities. If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under the common control with the Company shall serve as Trustee for the Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereunder specified in this Article.

      SECTION 6.10. Resignation and Removal; Appointment of Successor.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

      (b) The Trustee may resign at any time with respect to one or more or all series of Securities by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (c) The Holders of a majority in aggregate principal amount of the Securities of one or more series (each series voting as a class) or all series at the time Outstanding may at any time remove the Trustee with respect to the applicable series or all series, as the case may be, and by written notice of such action to the Company, the Trustee and the successor Trustee, nominate with respect to the applicable series or all series, as the case may be, a successor Trustee, which shall be deemed appointed as successor Trustee with respect to the applicable series unless within ten days after such nomination the Company objects thereto, in which case the Trustee so removed or any Holder of Securities of the applicable series who has been a bona fide holder of a Security or the applicable series for at least six months may, subject to the provisions of Section 5.09 on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

      (d) If at any time:

            (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 6.08 hereof after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act, or

            (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State, bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises for the appointment of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of the Trustee or of its property, or for the winding up of its affairs shall have been entered, or

            (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, or shall consent to the appointment of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or corporate action shall be taken by the Trustee in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.09, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee to the vacated office. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

      SECTION 6.11. Acceptance of Appointment by Successor.

      Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

      In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees, co-trustees of the same trust and that each trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Security shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      SECTION 6.13. Preferential Collection of Claims Against Company.

      (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

            (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

      Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other Federal or State bankruptcy, insolvency or similar law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter or mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within three months; or

                  (D) to receive payment on any claim referred to in paragraph
            (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

      For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

      If the Trustee shall be required to set aside and hold such a special account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provision of this paragraph as a mathematical formula.

      Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-months period; and

                  (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

      (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

            (1) the ownership or acquisition of securities issued under any indenture, or any securities or securities having a maturity of one year or more at the time of acquisition by the Trustee;

            (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property that shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

            (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

            (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

            (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company or an obligor under the Securities; or

            (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations that fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

      (c) For the purpose of this Section only:

            (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

            (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

            (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

            (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

            (5) The term "Company" means any obligor upon the Securities.

      SECTION 6.14. Appointment of Authenticating Agent.

      At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America, or of any State, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $1,500,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail notice of such appointment to all Holders, as their names and addresses appear on the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating

Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

      If an appointment is made pursuant to this Section, the Securities shall have endorsed thereon, in addition to the Trustee's Certificate, an alternate Trustee's Certificate in the following form:

      This is one of the Securities described in the within-mentioned Indenture.

                                                 US Bank National Association,
                                                              as Trustee



                                              By________________________________
                                                      Authenticating Agent


                                              By________________________________
                                                      Authorized Signatory


                                              Dated:____________________________



                                 ARTICLE SEVEN

                HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

      SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders.

      The Company will furnish or cause to be furnished to the Trustee:

            (a) semi-annually (and not more than 15 days after each Regular Record Date of each series of Securities having such a Regular Record
      Date), a list, in such form as the Trustee may reasonable require, of the names and addresses of the Holders as of such Regular Record Date, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in the capacity of Security Registrar if the Trustee is then acting in such capacity.

      SECTION 7.02. Preservation of Information; Communications to Holders.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in the capacity of Security Registrar if the Trustee is then acting in such capacity. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

      (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

                  (ii) inform such applicants as to the approximate number of
            Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

      SECTION 7.03. Reports by Trustee.

      (a) Within 60 days after __________ of each year commencing with the year 20__, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of __________ with respect to any of the following events which may have occurred within the prior 12 months (but if no such event has occurred within such period no report need be transmitted):

            (1) any change to its eligibility under Section 6.09 and its qualifications under Section 6.08;

            (2) the creation of any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

            (3) the character and amount of any advances (and if the Trustee elects so to state the circumstances surrounding the making thereof) made by the Trustee (as such) that remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Outstanding Securities on the date of such report;

            (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3),
      (4) or (6);

            (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

            (6) any additional issue of Securities which the Trustee has not previously reported; and

            (7) any action taken by the Trustee in the performance of its duties hereunder that it has not previously reported and that in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.02.

      (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Outstanding Securities at such time, such report to be transmitted within 90 days after such time.

      (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which the Securities are listed and also with the Commission. The Company will notify the Trustee when the Securities are listed on any securities exchange.

      SECTION 7.04. Reports by Company.

      The Company will:

            (1) file with the Trustee, within 15 days after the Company files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; provided, however, that the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and obtained confidential treatment from the Commission; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
      Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a National Securities Exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (3) transmit by mail to all Holders, as their names and addresses appear in the Security Registrar, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

      Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE EIGHT

                CONSOLIDATION, MERGER, SALE, CONVEYANCE OR LEASE

      SECTION 8.01. Consolidations and Mergers of Company and Conveyances Permitted Subject to Certain Conditions.

      The Company shall not consolidate with or merge with or into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

            (1) in the event that the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and, if the entity surviving such transaction or transferee entity is not the Company, then such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (2) at the time of consummation of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

            (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      SECTION 8.02. Rights and Duties of Successor Corporation.

      Upon any consolidation or merger by the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person, in accordance with
Section 8.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease to another

Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

      Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

      In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

      SECTION 8.03. Officers' Certificate and Opinion of Counsel.

      The Trustee, subject to the provisions of Section 6.01, shall be provided with an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Eight.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

      SECTION 9.01. Supplemental Indentures without Consent of Holders. The Company, when authorized by a Board Resolution, Guarantors, if any, when authorized by a Board Resolution, Guarantors, if any, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

            (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company hereunder and the Securities or the Guarantees, if any; or

            (b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets which the Company may desire; or

            (c) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included solely for the benefit of such series) as the Board of Directors of the Company and the Trustee shall consider to be for the protection of the Holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default; or

            (d) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose; or

            (e) to establish the form or terms of Securities or the Guarantees, if any, of any series as permitted by Sections 2.01 and 3.01; or

            (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not adversely affect the interests of any Holder in any material respect; or

            (g) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11; or

            (h) to surrender any right or power herein conferred upon the Company;

            (i) to comply with the requirements of the Commission in order to maintain the qualification of this Indenture under the Trust Indenture Act; or

            (j) to add or modify any other provisions with respect to matters or questions arising under this Indenture which the Company and the Trustee may deem necessary or desirable; provided, however, that such action pursuant to this clause (j) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of any Holder of Securities in any material respect; or

            (k) to modify the covenants or Events of Default solely in respect of, or add new covenants or Events of Default that apply solely to, Securities not Outstanding on the date of such supplemental indenture; or

            (l) to provide for Guarantees of the Securities of any series and/or to specify the ranking of the obligations of each Guarantor under its respective Guarantee.

      The Trustee is hereby authorized to join with the Company and the Guarantors, if any, in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section
9.01 may be executed by the Company, the Guarantors, if any, and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

      SECTION 9.02. Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Section 1.02) of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture (each series voting separately as a class), the Company, when authorized by a Board Resolution, the Guarantors, if any, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of any Security, or reduce the rate or change the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or make the principal thereof or interest or premium thereon payable in any coin or currency other than that provided in the Securities or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the Maturity thereof pursuant to Section 5.02 or the amount thereof provable in bankruptcy pursuant to Section 5.03 or impair the right to institute suit for enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right of repayment, if any, at the option of the Holder without the consent of the Holder of each Security so affected, (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, or the Holders of which are required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, (iii) modify the obligation of the Company to maintain an office or agency pursuant to Section 10.02, (iv) release any Guarantor from its obligations under its Guarantee (other than in accordance with the terms thereof) without the consent of the Holder of each Security so affected, or (v) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to the Holders. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company and the Guarantors, if any, in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Nine shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 9.04. Notation on Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Nine may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

      SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.

      The Trustee, subject to the provisions of Section 6.01, shall be provided with an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Nine.

                                   ARTICLE TEN

                                    COVENANTS

      SECTION 10.01. Payment of Principal and Interest.

      The Company will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on the Securities in accordance with the terms of the Securities and this Indenture.

      SECTION 10.02. Maintenance of Office or Agency.

      The Company shall maintain an office or agency where Securities may be presented or surrendered for payment and an office or agency where Securities may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office of the Company, and the Trustee shall be the agent of the Company for all of the foregoing purposes, unless the Company shall designate and maintain some other office or agency for such purposes and give the Trustee written notice of the location thereof. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency, the Corporate Trust Office of the Trustee shall be conclusively deemed to be the agency of the Company for all such purposes.

      SECTION 10.03. Money for Security Payments to be Held in Trust.

      If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or premium, if any, or interest on, any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents it will, prior to 10:00 am on each due date of the principal of or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or premium, if any, or interest, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of or premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or premium, if any, or interest; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or premium, if any, or interest on any Security and remaining unclaimed for two years after such principal or premium, if any or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

      SECTION 10.04. Payment of Taxes and Other Claims.

      The Company will, and will cause any Significant Subsidiary to, promptly pay and discharge or cause to be paid and discharged all material taxes, assessments and governmental charges or levies lawfully imposed upon it or upon its income or profits or upon any of its property, real or personal, or upon any part thereof, as well as all material claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon its property; provided, however, that neither the Company nor any Significant Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge, levy, or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Significant Subsidiary, as the case may be, shall have set aside on its books reserves deemed by it adequate with respect thereto.

      SECTION 10.05. Maintenance of Properties.

      The Company will maintain and keep its properties and every part thereof in such repair, working order and condition, and make or cause to be made all such needful and proper repairs, renewals and replacements thereto, as in the judgment of the Company are necessary in the interests of the Company; provided, however, that nothing contained in this Section shall prevent the Company from selling, abandoning or otherwise disposing of any of its properties or discontinuing a part of its business from time to time if, in the judgment of the Company, such sale, abandonment, disposition or discontinuance is advisable and does not materially adversely affect the interests or business of the Company.

      SECTION 10.06. Statement as to Default.

      The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31), an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company, they would normally have knowledge of any failure by the Company to comply with all conditions, or any Default by the Company with respect to any covenants, under this Indenture, and further stating whether or not they have knowledge of any such failure or Default and, if so, specifying each such failure or Default and the nature thereof. In the event an Officer of the Company comes to have actual knowledge of a Default, regardless of the date, the Company shall deliver an Officers' Certificate to the Trustee specifying such Default and the nature and status thereof.

      SECTION 10.07. Corporate Existence.

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

      SECTION 10.08. Waiver of Certain Covenants.

      The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 10.04, 10.05 and 10.07 or any covenant added for the benefit of any series of Securities as contemplated by
Section 3.01, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Securities of such series at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

      SECTION 10.09. Calculation of Original Issue Discount.

      The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

      SECTION 10.10. Reports.

      (a) The Company shall deliver to the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; provided, however, the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the Commission. The Company also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act.

      (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

      (c) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security, the Company will promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such Security designated by such Holder, as the case may be, the information, if any, required to be delivered by it pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended, to permit compliance with Rule 144A in connection with the resale of such Security.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

      SECTION 11.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

      SECTION 11.02. Notice of Redemption; Selection of Securities. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the Holders of Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

      Each such notice of redemption shall include CUSIP numbers and specify the date fixed for redemption, the redemption price at which Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that any interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of a series are to be redeemed the notice of redemption shall specify the numbers of the Securities of that series to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

      Prior to 10:00 am on the redemption date specified in the notice of redemption given as provided in this Section 11.02, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities or portions thereof so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

      If all or less than all the Securities of a series are to be redeemed, the Company will give the Trustee notice not less than 60 days prior to the redemption date as to the aggregate principal amount of Securities to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate, the Securities of that series or portions thereof (in multiples of $1,000, except as otherwise set forth in the applicable form of Security) to be redeemed.

      SECTION 11.03. Payment of Securities Called for Redemption. If notice of redemption has been given as provided in Section 11.02 or Section 12.03, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with any interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the applicable redemption price, together with any interest accrued to said date) any interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption.

      Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                                  ARTICLE TWELVE

                                  SINKING FUNDS

      SECTION 12.01. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment".

      SECTION 12.02. Satisfaction of Mandatory Sinking Fund Payments with Securities. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series theretofore purchased or otherwise acquired by the Company, or (b) receive credit for the principal amount of Securities of that series which have been previously delivered by the

Trustee to the Company which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

      SECTION 12.03. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a certificate signed by the Treasurer or any Assistant Treasurer of the Company specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 12.02 (which Securities will, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall also state that no Event of Default has occurred and is continuing with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate (or to deliver the Securities specified in this paragraph), the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 12.02 and without the right to make any optional sinking fund payment, if any, with respect to such series.

      Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash which shall equal or exceed $100,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular series shall be applied by the Trustee on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of such Securities at the Redemption Price specified in such Securities for operation of the sinking fund together with accrued interest to the date fixed for redemption. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities shall be added to the next cash sinking fund payment received by the Trustee for such series and, together with such payment, shall be applied in accordance with the provisions of this Section
12.03. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of that series at maturity.

      The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of Section 11.02 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 11.02 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.03.

      Prior to 10:00 am on each sinking fund payment date, the Company shall pay to the Trustee in cash a sum equal to any interest accrued to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

      The Trustee shall not redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of such Securities by operation of the sinking fund for such series during the continuance of a default in payment of interest on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to such Securities, except that if the notice of redemption of any such Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee for that purpose in accordance with the terms of this Article. Except as aforesaid and subject to Article Fourteen, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of such Securities; provided, however, that in case such Event of Default or default shall have cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for such Securities on which such moneys may be applied pursuant to the provisions of this Section.

                                ARTICLE THIRTEEN

                                   DEFEASANCE

      SECTION 13.01. Applicability of Article. The provisions of this Article shall be applicable to Securities of a series except as otherwise specified pursuant to Section 3.01 for Securities of such series.

      SECTION 13.02. Defeasance Upon Deposit of Moneys or U.S. Government Obligations. At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Securities of any series ("Legal Defeasance Option") or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 8.01, 10.04 and 10.05 with respect to Securities of any series (and, if so specified pursuant to Section 3.01, any other obligation of the Company or restrictive covenant added for the benefit of such series pursuant to Section 3.01) ("Covenant Defeasance Option") at any time after the applicable conditions set forth below have been satisfied:

            (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (i) and (ii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest on, the Outstanding Securities of such series on the dates such installments of interest or principal and premium are due;

            (2) such deposit shall not cause the Trustee with respect to the Securities of that series to have a conflicting interest as defined in
      Section 6.08 and for purposes of the Trust Indenture Act with respect to the Securities of any series;

            (3) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

            (4) no Event of Default or event (including such deposit) which, with notice or lapse of time or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit and, with respect to the legal defeasance option only, no Event of Default under Section 5.01(e) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.01(e) or Section 5.01(f) shall have occurred and be continuing on the 91st day after such date; and

            (5) the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling from the Internal Revenue Service to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance or Discharge.

      Notwithstanding the foregoing, if the Company exercises its covenant defeasance option and an Event of Default under Section 5.01(e) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.01(e) shall have occurred and be continuing on the 91st day after the date of such deposit, the obligations of the Company referred to under the definition of covenant defeasance option with respect to such Securities shall be reinstated. Money and securities held in trust pursuant to a legal defeasance shall not be subject to Article Fourteen.

      "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to the Securities of such series under Sections 3.05, 3.06, 3.07, 10.02 and 13.03 and to the Trustee under Section 6.07 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

      "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

      SECTION 13.03. Deposited Moneys and U.S. Government Obligations to Be Held in Trust. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 13.02 in respect of Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

      SECTION 13.04. Repayment to Company.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                                ARTICLE FOURTEEN

                                  SUBORDINATION

      SECTION 14.01. Agreement to Subordinate. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness. The Securities shall in all respects rank pari passu with all other Subordinated Indebtedness of the Company.

      SECTION 14.02. Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Securities. Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the Securities and the Holders thereof by a plan of reorganization under applicable bankruptcy law):

      (a) the holders of all Senior Indebtedness shall be entitled to receive payment in full of the principal thereof (and premium, if any) and interest due thereon before the Holders of the Securities are entitled to receive any payment upon the principal (and premium, if any) or interest on indebtedness evidenced by the Securities; and

      (b) any payment or distribution of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Fourteen shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of (and premium, if any) and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

      (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over, upon written notice to the Trustee, to the holder of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which instrument evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

      Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full and no such payments or distributions to the Holders of the Securities of cash, property, or securities otherwise distributable to the holders of Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities be deemed to be a payment by the Company to or on account of the Securities. It is understood that the provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is unconditional and absolute, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of Sections 6.01 and 6.03, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent to this Article Fourteen.

      The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. The Trustee shall not be liable to any such holder if it shall pay or distribute to or on behalf of Holders of Securities or the Company moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Fourteen.

      If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Securities.

      SECTION 14.03. No Payment on Securities in Event of Default on Senior Indebtedness. No payment by the Company on account of principal (or premium, if any), sinking funds or interest on the Securities shall be made unless full payment of amounts then due for principal, premium, if any, sinking funds, and interest on Senior Indebtedness has been made or duly provided for.

      SECTION 14.04. Payments on Securities Permitted. Nothing contained in this Indenture or in any of the Securities shall (a) affect the obligation of the Company to make, or prevent the

Company from making, at any time except as provided in Sections 14.02 and 14.03, payments of principal (and premium, if any) or interest of the Securities or (b) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities, unless the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment more than two Business Days prior to the date fixed for such payment.

      SECTION 14.05. Trustee to Effectuate Subordination. Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Fourteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

      SECTION 14.06. Notices to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Failure to give such notice shall not affect the subordination of the Securities to Senior Indebtedness. Notwithstanding the provisions of this Article or any other provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Company) shall be charged with knowledge of the existence of any Senior Indebtedness or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from the Company or from the holder of any Senior Indebtedness or from the trustee for any such holder, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such trustee; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal (and premium, if any) or interest on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section 14.06, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it within two Business Days prior to such date. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such a notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fourteen and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

      SECTION 14.07. Trustee as Holder of Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

      Nothing in this Article shall apply to claims, of, or payments to, the Trustee under or pursuant to Section 6.07.

      SECTION 14.08. Modification of Terms of Senior Indebtedness. Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under any instrument creating or evidencing Senior Indebtedness, including, without limitation, the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Securities or the Trustee.

      No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article Fourteen or of the Securities relating to the subordination thereof.

      SECTION 14.09. Reliance on Judicial Order or Certificate of Liquidation Agent. Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which each insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable therein, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

      The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

                                ARTICLE FIFTEEN

                             SUBORDINATED GUARANTEES

      SECTION 15.01. Applicability of Article. The provisions of this Article shall be applicable to each of the Guarantors for the Guarantee of Securities of a series.

      SECTION 15.02. Guarantee. Each Guarantor of a particular series of Securities hereby unconditionally guarantees (each such guarantee to be referred to herein as a "Guarantee"), jointly and severally with each other Guarantor of the Securities of that series, if any, to each Holder of such Securities authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, such Securities or the obligations of the Company hereunder or thereunder, (i) the due and punctual payment of the principal of and any premium or interest on such Securities, whether at maturity or on an interest payment date, by acceleration, pursuant to an offer to purchase such Securities or otherwise, and interest on the overdue principal of and interest, if any, on such Securities, if lawful, and all other obligations of the Company to the Holders of such Securities or the Trustee hereunder or thereunder shall be promptly paid in full, all in accordance with the terms hereof and thereof including all amounts payable to the Trustee under Section
6.07 hereof, and (ii) in case of any extension of time of payment or renewal of any such Securities or any of such other obligations, the same shall be promptly paid in full when due or to be performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

      If the Company fails to make any payment when due of any amount so guaranteed for whatever reason, the Guarantor of the Securities of that series shall be obligated, jointly and severally with each other Guarantor, if any, to pay the same immediately. Each Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of the Securities, this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities or the Trustee with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of such Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, demand of performance, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest, notice and all demand whatsoever and covenants that its Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities guaranteed by such Guarantee, in this Indenture and in this Article Fifteen. If any Holder of Securities of a series guaranteed hereby or the Trustee is required by any court or otherwise to return to the Company or any Guarantor of such Securities, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor of such Securities to the Trustee or such Holder, this Article Fifteen, to the extent theretofore discharged with respect to any Guarantee of such Securities, shall be reinstated in full force and effect. Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders of Securities of a series guaranteed hereby by such Guarantor in respect of any obligations guaranteed hereby by such Guarantee until payment in full of all such obligations. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders of Securities of a series guaranteed hereby by such Guarantor and the Trustee on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of such Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any acceleration of such obligations as provided in Article Five hereof such obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor, jointly and severally with any other Guarantor of such Securities, for the purpose of this Article Fifteen. In addition, without limiting the foregoing, upon the effectiveness of an acceleration under Article Five, the Trustee may make a demand for payment on the Securities under any Guarantee provided hereunder and not discharged.

      With respect to each Guarantee by a Guarantor, such Guarantor shall be subrogated to all rights of the Holder of any Securities guaranteed hereby by such Guarantee against the Company in respect of any amounts paid to such Holder by such Guarantor pursuant to the provisions of such Guarantee; provided that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all such Securities shall have been paid in full.

      The Guarantee set forth in this Section 14.02 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee or any duly appointed agent.

      The Guarantees provided in this Section 14.02 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee or any duly appointed agent.

      SECTION 15.03. Guarantee Subordinated to Senior Debt of the Guarantor. Each Guarantor agrees, and each Holder of the Securities by his acceptance thereof likewise agrees, that the payments pursuant to the Guarantee by each Guarantor shall be subordinated in accordance with the following provisions of this Article Fifteen to the prior payment in full of all Senior Debt of each Guarantor.

      "Senior Debt of each Guarantor" means the Principal of and interest on:

            (1) all indebtedness for money borrowed by each Guarantor or which is evidenced by a bond, debenture, note or other similar instrument or agreement whether or not for money borrowed;

            (2)   lease obligations of the Guarantor;

            (3) all indebtedness, secured or unsecured, in connection with the acquisition or improvement of any property or asset or the acquisition of any business by the Guarantor;

            (4) all indebtedness secured by any mortgage, lien, pledge, charge or encumbrance upon property owned by the Guarantor and all indebtedness secured in the manner specified in this clause
                  (4) even if a Guarantor has not assumed or become liable for the payment thereof;

            (5) all customer deposits held by each Guarantor in escrow accounts pending closing of the related sales;

            (6) all indebtedness of each Guarantor created or arising under any conditional sale or other title retention agreement with respect to property acquired by each Guarantor or otherwise representing the deferred and unpaid balance of the purchase price of any such property, including all indebtedness created or arising in the manner specified in this clause (6) even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property;

            (7) guarantees by each Guarantor, direct or indirect, of any indebtedness of another Person of the types referred to in clauses (1), (2), (3), (4), (5) or (6); and

            (8) contingent obligations of the Guarantor in respect of, or to purchase or otherwise acquire or be responsible or liable for through the purchase of products or services, irrespective of whether such products are delivered or such services are rendered, any such indebtedness referred to in clauses (1),
                  (2), (3), (4), (5) or (6),

which indebtedness, lease obligation, deposit, guarantee or contingent obligation each Guarantor has directly or indirectly created, incurred, assumed, guaranteed or otherwise become liable or responsible for, whether currently outstanding or hereafter created. All references to indebtedness include any renewals, extensions, refundings, amendments and modifications of any such indebtedness issued in exchange for such indebtedness; provided, however, that Senior Debt of each Guarantor shall not include, without limitation (i) a Guarantee, (ii) the guarantee by each Guarantor of the Subordinated Notes, (iii) accounts payable or any other indebtedness to trade creditors created or assumed by each Guarantor in the ordinary course of business in connection with the obtaining of materials or services, (iv) any liability for federal, state or local taxes owed or owing by each Guarantor and (v) any indebtedness as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness is on a parity with or otherwise not superior in right of payment to a Guarantee.

      This Article Fifteen shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt of each Guarantor, and such provisions are made for the benefit of the holders of Senior Debt of the Guarantor, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

      SECTION 15.04. Guarantors Not to Make Payments With Respect to Securities in Certain Circumstances.

      (a) Upon the maturity of the principal of any Senior Debt of each Guarantor (other than payment of sinking fund installments) by lapse of time, acceleration or otherwise, all principal thereof and interest thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt of each Guarantor, before any payment, pursuant to the Guarantee, is made on account of the principal or interest on the Securities or to acquire any of the Securities or on account of the mandatory redemption provisions in the Securities (except mandatory redemption payments made in respect of Securities acquired by each Guarantor before the maturity of such Senior Debt of each Guarantor).

      (b) Unless Section 15.05 shall be applicable, upon (1) the occurrence of a Payment Default with respect to Senior Debt of each Guarantor and receipt by each Guarantor and the Trustee of written notice of such occurrence or (2) upon the acceleration of such indebtedness, then no payment or distribution of any assets of each Guarantor of any kind or character shall be made by each Guarantor or the Trustee on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities, unless and until such Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Debt of each Guarantor shall have been discharged, after which each Guarantor shall resume making any and all required payments in respect of the Securities, including any missed payments.

      (c) Unless Section 15.05 shall be applicable, upon (1) the occurrence of a Non-Payment Default and (2) receipt by the Trustee of written notice of such occurrence, then no payment or distribution of any assets of each Guarantor of any kind or character shall be made by each Guarantor or the Trustee on account of any principal of (or premium, if any) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities, for a period ("Payment Blockage Period") commencing on the earlier of the date of receipt by the Trustee of such written notice from the holder of Senior Debt of each Guarantor or of the Company, or any representative of a holder of Senior Debt of each Guarantor or of the Company unless and until (subject to any blockage of payment that may then be in effect under subsection (a) of this Section) the earlier of (x) more than 120 days shall have elapsed since receipt of such written notice by each Guarantor or the Trustee, whichever was earlier,
(y) such Non-Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Debt of each Guarantor or of the Company shall have been discharged or (z) such Payment Blockage Period shall have been terminated by written notice to each Guarantor or to the Company, as the case may be, or to the Trustee from the holders of the Senior Debt of each Guarantor or of the Company or any representative of the holders of the Senior Debt of each Guarantor or of the Company initiating such Payment Blockage Period, after which, in the case of clause (x), (y) or (z), each Guarantor shall promptly resume making any and all required payments in respect of the Securities, including any missed payments. In no event shall a Payment Blockage Period extend beyond 120 days from the date of the receipt by the Trustee of the notice referred to in clause (2) hereof (the "Initial Period"). Any number of additional Payment Blockage Periods may be commenced during the Initial Period; provided, however, that no such additional period shall extend beyond the Initial Period. After the expiration of the Initial Period, no Payment Blockage Period may be commenced on the basis of a Non-Payment Default on the Senior Debt which was the basis of a Payment Blockage Period commenced during the Initial Period until at least 270 consecutive days have elapsed from the last day of the Initial Period. No Non-Payment Default which existed or was continuing on the date of the commencement of any Payment Blockage Period and of which the applicable Senior Debt holder(s) are aware shall be, or be made, the basis for the commencement of a second Payment Blockage Period whether or not within a period of 270 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

      (d) In the event that notwithstanding the provisions of this Section 15.04 each Guarantor shall make, pursuant to this Guarantee, any payment or distribution of any character to the Trustee on account of the principal of or interest on the Securities, or on account of the mandatory redemption provisions, after the happening of an event of default with respect to any Senior Debt of each Guarantor based on a default in the payment of the principal or interest on Senior Debt of each Guarantor, or after receipt by the Trustee of written notice as provided in this Section 15.04 of an Event of Default with respect to any Senior Debt of each Guarantor, or after the acceleration of the Securities of any series pursuant to Section 5.01, then, but only if the Trustee is in receipt of the notice specified in Section 15.08, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, or such acceleration shall have been rescinded, such payment (subject to the provisions of Sections 15.08 and 15.09) shall be held by the Trustee in trust for the benefit of, and, if the Senior Debt of each Guarantor shall have been declared immediately due and payable, shall be paid forthwith over and delivered to, the holders of Senior Debt of each Guarantor (pro rata as to each of such holders on the basis of the respective amounts of Senior Debt of each Guarantor held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Debt of each Guarantor may have been issued, as their respective interests may appear, such payments to be made in accordance with an Officers' Certificate as provided in Sections 16.05 and 16.06 (on which the Trustee may conclusively rely) identifying all holders of Senior Debt of each Guarantor and the principal amount of Senior Debt of each Guarantor then outstanding held by each and stating the reasons why such Officers' Certificate is being delivered to the Trustee, for application to the payment of all Senior Debt of each Guarantor remaining unpaid to the extent necessary to pay all Senior Debt of each Guarantor in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt of each Guarantor. In the event of the failure of any Holder of a Security to endorse or assign any such payment or distribution, each holder of Senior Debt of each Guarantor is hereby irrevocably authorized to endorse or assign the same. Each Guarantor shall give prompt notice to the Trustee of any default under any Senior Debt of each Guarantor or under any agreement pursuant to which Senior Debt of each Guarantor may have been issued, as required by Section 10.03.

      SECTION 15.05. Guarantee Subordinated to Prior Payment of All Senior Debt of a Guarantor on Dissolution, Winding Up, Liquidation or Reorganization of the Guarantor.

      In the event of (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to a Guarantor, its creditors or its property, (ii) any case or proceeding for the liquidation, dissolution or other winding-up of a Guarantor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,
(iii) any assignment by such Guarantor for the benefit of creditors, or (iv) any other marshalling of the assets of such Guarantor:

            (a) the holders of all Senior Debt of such Guarantor shall first be entitled to receive payment in full (or to have such payment duly provided for) of the principal and interest due thereon (including any interest thereon accruing after commencement of any such proceeding) before the Holders of the Securities are entitled to receive, pursuant to this Guarantee any payment or any distribution, whether in cash, securities or other property, on account of the principal or interest on the Securities;

            (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of such Guarantor as reorganized or readjusted or securities of such Guarantor or any other company, trust or corporation provided for by a plan of reorganization or readjustment, junior or the payment of which is otherwise subordinate, at least to the extent provided in this Article, to the payment of all Senior Debt of such Guarantor at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of the Senior Debt of such Guarantor at the time outstanding), to which the

                  Holders of the Securities or the Trustee on behalf of the Holders of the Securities would be entitled, pursuant to this Guarantee except for the provisions of this Section 15.05, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Guarantor being subordinated to the payment of the Securities, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of Senior Debt of such Guarantor or their representative(s), or to the trustee under any indenture under which Senior Debt of such Guarantor may have been issued (pro rata as to each such holder, representative or trustee on the basis of the respective amounts of unpaid Senior Debt of such Guarantor held or represented by each), to the extent necessary to make payment in full of all Senior Debt of such Guarantor remaining unpaid after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Debt of such Guarantor; and

            (c) in the event that notwithstanding the foregoing provisions of this Section 15.05, any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities shall be received, pursuant to the Guarantee, by the Trustee or the Holders of the Securities on account of principal or interest on the Securities before all Senior Debt of such Guarantor is paid in full, or effective provisions made for its payment, such payment or distribution(subject to the provisions of Sections 15.08 and 15.09) shall be received and held in trust for and shall be paid over or delivered to the liquidating trustee, agent or other person making such payment or distribution or to the holders of the Senior Debt of such Guarantor remaining unpaid or unprovided for or their representative, or to the trustee under any indenture under which Senior Debt of such Guarantor may have been issued (pro rata as provided in subsection (b) above), for application to the payment of such Senior Debt of such Guarantor until all such Senior Debt of such Guarantor shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Debt of such Guarantor.

      If a Guarantor effects a transaction permitted by Article Nine, such transaction shall not be deemed to be a dissolution, winding up, liquidation or reorganization of such Guarantor for purposes of this Section.

      A Guarantor shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of such Guarantor, assignment for the benefit of creditors by such Guarantor or any other marshalling of assets of such Guarantor.

      SECTION 15.06. Holders to be Subrogated to Rights of Holders of Senior Debt of each Guarantor.

      Subject to the payment in full of all Senior Debt of each Guarantor, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Debt of each Guarantor to receive payments or distributions of assets of each Guarantor applicable to the Senior Debt of each Guarantor until all amounts owing under the Guarantee shall be paid in full and for the purpose of such subrogation no payments or distributions to the holders of Senior Debt of each Guarantor by virtue of this Article Fifteen which otherwise would have been made to the Holders of the Securities, shall, as between each Guarantor, its creditors other than holders of its Senior Debt of each Guarantor and the Holders, be deemed to be a payment by each Guarantor to or on account of the Senior Debt of each Guarantor, it being understood that the provisions of this Article Fifteen are solely for the purpose of defining the relative rights of the holders of Senior Debt of the Guarantors on the one hand and the Holders on the other hand.

      If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article shall have been applied, pursuant to the provisions of this Article, to the payment of Senior Debt of each Guarantor, then and in such case, the Holders shall be entitled to receive from the holders of such Senior Debt of each Guarantor at the time outstanding any payments or distributions received by such holders of such Senior Debt of each Guarantor in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Debt of each Guarantor in full.

      SECTION 15.07. Obligations of the Guarantor Unconditional. Nothing contained in this Article Fifteen or elsewhere in this Indenture or in any Security is intended to or shall impair, as between a Guarantor and the Holders, the obligations of the Guarantor, which are absolute and unconditional, to pay to the Holders the principal of and interest on the as and when the same shall become due and payable in accordance with the provisions of this Guarantee or is intended to or shall affect the relative rights of the Holders and creditors of a Guarantor other than the holders of the Senior Debt of such Guarantor, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article Fifteen of the holders of Senior Debt of a Guarantor in respect of cash, property or securities of such Guarantor received upon the exercise of any such remedy.

      Upon any distribution of assets of a Guarantor referred to in this Article Fifteen, the Trustee, subject to the provisions of Sections 6.01 and 6.02, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of each Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen.

      SECTION 15.08. Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

      The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, and the Trustee shall not be required to withhold payment to the Holders of Securities as provided in Section 15.04(d), unless and until the Trustee shall have received written notice thereof at its Corporate Trust Office from a Guarantor or from one or more holders of Senior Debt of such Guarantor or from any representative thereof or trustee therefor identifying the specific sections of this Indenture involved and describing in detail the facts that would obligate the Trustee to withhold payments to Holders of Securities, as well as any other facts required by the next succeeding paragraph of this
Section 15.08; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 6.01 and 6.02, shall be entitled to assume conclusively that no such facts exist.

      The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Debt of a Guarantor (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt of such Guarantor or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt of a Guarantor to participate in any payment or distribution pursuant to this Article Fifteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt of such Guarantor held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Fifteen, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

      SECTION 15.09. Application by Trustee of Monies Deposited with It.

      Except as provided in Article Thirteen, any deposit of monies by a Guarantor with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal or interest on any Securities shall be subject to the provisions of Sections 15.03, 15.04, 15.05 and 15.06 except that, if prior to the opening of business on the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment, pursuant to this Guarantee, of either the principal or the interest on any Security) the Trustee shall not have received with respect to such monies the notice provided for in Section 15.08, then the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date, without, however, limiting any rights that holders of Senior Debt of a Guarantor may have to recover any such payments from the Holders in accordance with the provisions of this Article.

      SECTION 15.10. Subordination Rights Not Impaired by Acts or Omissions of a Guarantor or Holders of Senior Debt of such Guarantor.

      No right of any present or future holders of any Senior Debt of a Guarantor to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by such Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Debt of such Guarantor may extend, renew, modify or amend the terms of the Senior Debt of such Guarantor or any security therefor and release, sell or exchange such security and otherwise deal freely with such Guarantor, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

      SECTION 15.11. Holders Authorize Trustee to Effectuate Subordination of Securities.

      Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fifteen and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of a Guarantor (whether in bankruptcy, insolvency or receivership proceedings, voluntary liquidation or upon assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Guarantor, the timely filing of a claim for the unpaid balance, pursuant to this Guarantee, of its or his Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding on or prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Debt of the Guarantor have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities.

      SECTION 15.12. Right of Trustee to Hold Senior Debt of a Guarantor.

      The Trustee in its individual capacity, shall be entitled to all of the rights set forth in this Article Fifteen in respect of any Senior Debt of a Guarantor at any time held by it to the same extent as any other holder of such Senior Debt of a Guarantor, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

      SECTION 15.13. Trustee Not Fiduciary for Holders of Senior Debt of a Guarantor.

      With respect to the holders of Senior Debt of a Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fifteen, and no implied covenants or obligations with respect to the holders of Senior Debt of a Guarantor shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of a Guarantor and the Trustee shall not be liable to any holder of Senior Debt of a Guarantor if it shall pay over or deliver to Holders of Securities, a Guarantor or any other person monies or assets to which any holder of Senior Debt of such Guarantor shall be entitled by virtue of this Article Fifteen or otherwise.

      SECTION 15.14. Article Fifteen Not To Prevent Events of Default. The failure to make a payment on account of principal or interest on the Securities of any series by reason of any provision in this Article Fifteen shall not be construed as preventing the occurrence of an Event of Default under Section 5.01.

      SECTION 15.15. Execution and Delivery of Guarantee. To evidence a Guarantee set forth in this Article Fifteen, the Guarantor hereby agrees that the Guarantee Notation, substantially in the form of Exhibit A hereto, shall be endorsed on each Security authenticated and delivered by the Trustee that is guaranteed by such Guarantee and that this Indenture shall be executed on behalf of such Guarantor by its Chairman of the Board, its President or one of its Vice Presidents under a facsimile of its seal reproduced thereon.

      Each Guarantor hereby agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse the Guarantee Notation on each such Security.

      If an officer whose signature is on this Indenture or on the Securities guaranteed hereby no longer holds that office at the time the Trustee authenticates the Security on which a notation of the Guarantee is endorsed, such Guarantee shall be valid nevertheless.

      The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of each Guarantee thereof.

                                ARTICLE SIXTEEN

                                  MISCELLANEOUS

      SECTION 16.01. Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate of opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 16.02. Notices.

      Any notice or communication by the Company, any Guarantor or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address.

      If to the Company and/or any Subsidiary Guarantor:

            Peabody Energy Corporation
            701 Market Street
            St. Louis, Missouri  63101-1826
            Telecopier No.:  (314) 342-3419
            Attention:  Chief Legal Officer

      With a copy to:

            Simpson Thacher & Bartlett LLP
            425 Lexington Avenue
            New York, New York  10017-3954 75
            Telecopier No.  (212) 455-2502
            Attention:  Rise B. Norman, Esq.

      If to the Trustee:

            US Bank National Association
            Goodwin Square
            225 Asylum Street, 23rd Floor
            EX-CT-SS
            Hartford, Connecticut  06103
            Telecopier No.:  (860) 241-6881

      The Company, any Subsidiary Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

      All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery; provided, however, that any notice of communication to the Trustee shall not be deemed to be received by it until actually received by it at the Corporate Trust Office of the Trustee.

      Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Security Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

      If a notice or communication addressed to a party other than the Trustee is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

      If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

      SECTION 16.03. Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

      SECTION 16.04. Trust Indenture Act Controls.

      If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Section 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control.

      SECTION 16.05. Certificate and Opinion as to Conditions Precedent.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, upon the request of the Trustee, furnish to the Trustee:

            (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 16.06 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

            (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 16.06 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants, if any, have been satisfied, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this

      Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      SECTION 16.06. Statements Required in Certificate or Opinion.

      Each certificate (other than certificates provided pursuant to Section 10.06) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

            (4) a statement as to whether, in the opinion of such Person, such condition or covenant has been satisfied.

      SECTION 16.07. Table of Contents, Headings, etc..

      The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

      SECTION 16.08. Successors and Assigns.

      All covenants and agreements in this Indenture by the Company and the Securities shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Trustee and the Securities shall bind its successors and assigns, whether so expressed or not

      SECTION 16.09. Separability Clause.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, then, to the extent permitted by applicable law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 16.10. Benefits of Indenture.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent, and their successors hereunder, and the Holders of Securities) any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 16.11. Rules by Trustee and Agents..

      The Trustee may make reasonable rules for action by or at a meeting of Holders. The Security Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

      SECTION 16.12. No Personal Liability of Directors, Officers, Employees and Stockholders..

      No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor or Person controlling such Persons, as such, shall have any liability for any obligations of the Company or of the Guarantors or any Person controlling such Person under the Securities, this Indenture, the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

      SECTION 16.13. Governing Law.

      THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE SECURITIES AND THE GUARANTEES.

      SECTION 16.14. Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Security) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

      SECTION 16.15. Indenture and Securities Solely Corporate Obligations.

      No recourse for the payment of principal of or interest on any Security or for any claim based on any Security or this Indenture shall be had against any director or officer or stockholder, past, present or future, of the Company or any other obligor with respect to the Securities. Any such claim against any such Person is expressly waived as a condition of, and as consideration for, the execution and delivery of this Indenture and the issue of the Securities.

      SECTION 16.16. No Security Interest Created.

      Nothing in this Indenture or in the Securities, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

      SECTION 16.17. Counterpart Originals.

      The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

      SECTION 16.18. No Adverse Interpretation of Other Agreements.

      This Indenture may not be used to interpret any other Indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such Indenture, loan or debt agreement may not be used to interpret this Indenture.

                                   * * * * * *

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                          PEABODY ENERGY CORPORATION


                                          By:___________________________________
                                             Name
                                             Title


                                          By:___________________________________
                                             Name
                                             Title


                                          US BANK NATIONAL ASSOCIATION


                                          By:___________________________________
                                             Name
                                             Title

                                                                       EXHIBIT A

                          [FORM OF NOTATION OF SECURITY

                             RELATING TO GUARANTEE]

                                    GUARANTEE

      [Name of Guarantor] (hereinafter referred to as the "Guarantor", which term includes any successor person under the Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed) (the "Endorsed Security"), has unconditionally guaranteed (i) the due and punctual payment of the principal of, premium, if any, and interest on the Endorsed Security and all other Securities of the same series as the Endorsed Security (the "Guaranteed Securities"), whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, premium, if any, and interest, if any, on the Guaranteed Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders of Guaranteed Securities or the Trustee all in accordance with the terms set forth in Article Fifteen of the Indenture and (ii) in case of any extension of time of payment or renewal of any Guaranteed Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

      The obligations of the Guarantor to the Holders of Guaranteed Securities and to the Trustee pursuant to the Guarantee evidenced hereby and the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to such Indenture for the terms of such Guarantee.

      No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any personal liability under the Guarantee evidenced hereby by reason of his or its status as such stockholder, officer, director or incorporator.

      The Guarantee evidenced hereby shall not be valid or obligatory for any purpose until the certificate of authentication of the Guaranteed Securities shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                        Guarantor

                                        [SEAL]

                                        [NAME OF GUARANTOR]

                                        By:_____________________

                                        By:_____________________